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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        December 21, 2005
                                                --------------------------------

                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

        1-11953                                          98-0160660
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(Commission File Number)                       (IRS Employer Identification No.)

       Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098,
                           Panama, Republic of Panama
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  (Address of Principal Executive Offices)                  (Zip Code)

                                 +50-7-213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

INDENTURE AND PURCHASE AGREEMENT

         On December 22, 2005, Willbros Group, Inc. (the "Company") entered into a purchase agreement (the "Purchase Agreement") for a private placement of $65 million aggregate principal amount of its 6.50% Senior Convertible Notes due 2012 (the "Notes"). The private placement is anticipated to close on December 23, 2005. The Company intends to use the net proceeds of the offering to retire existing indebtedness and provide additional liquidity to support working capital needs.

         The Notes are to be governed by an Indenture to be dated December 23, 2005 and to be entered into by and among the Company, as issuer, Willbros USA, Inc., as guarantor ("WUSA"), and The Bank of New York, as Trustee (the "Indenture"), are to be issued under a Purchase Agreement (the "Purchase Agreement") by and among the Company and the initial purchasers of the Notes (the "Purchasers"), in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act").

         The Notes will be convertible into shares of the Company's common stock at a conversion rate of 56.9606 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $17.56 per share, subject to adjustment in certain circumstances.


         Pursuant to the Purchase Agreement, the Company and WUSA have agreed to indemnify the Purchasers, their affiliates and agents, against certain liabilities, including liabilities under the Securities Act. Other than in respect of this transaction, there are no material relationships between the Company, the Purchasers or their respective affiliates.

         Copies of the Form of Indenture and the Purchase Agreement are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference as though fully set forth herein. The foregoing summary description of the Indenture and the Purchase Agreement and the transactions contemplated therein is not intended to be complete and is qualified in its entirety by the complete text of those documents as set forth in the Exhibits.

         A copy of the press release announcing the completion of the private placement is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

REGISTRATION RIGHTS AGREEMENT

         In connection with the private placement of the Notes, on December 23, 2005, the Company will enter into a Registration Rights Agreement to be dated as of December 23, 2005 (the "Registration Rights Agreement") with the Purchasers. The Registration Rights Agreement requires the Company to file a registration statement with respect to the resale of the shares of the Company's common stock

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issuable upon conversion of the Notes no later than June 30, 2006 and to use its best efforts to cause such registration statement to be declared effective under the Securities Act as promptly as practicable, but no later than December 31, 2006. The Registration Rights Agreement also requires the Company to use its best efforts to keep the registration statement continuously effective until the earliest to occur of (i) two years from the last date of original issuance of any Notes, or (ii) other specified events in the Registration Rights Agreement, including the period ending on the date that all of the Purchasers who are not affiliates of the Company are able to sell the common stock issuable upon conversion of the Notes immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule. If the Company fails to satisfy its obligations under the Registration Rights Agreement, the Company will owe additional interest to the holders of the Notes at a rate per annum equal to 0.5% of the principal amount of the Notes for the first 90 days, and 1% per annum from and after the 91st calendar day following such event.

         A copy of the Form of Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated by reference herein. The foregoing summary description of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Registration Rights Agreement.

CREDIT AGREEMENT AMENDMENT AND WAIVER

         On December 21, 2005, the Company entered into a Fourth Amendment and Waiver (the "Fourth Amendment"), by and among the Company, the financial institutions parties thereto, and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the banks (the "Agent"), which amends the Amended and Restated Credit Agreement dated as of March 12, 2004, as previously amended and modified (the "Credit Agreement"), among the Company, designated subsidiaries of the Company, the several financial institutions from time to time parties thereto as banks, Calyon New York Branch, and CIBC, Inc.

         Among other things, the Fourth Amendment:

         o modifies the "Financial Indebtedness to Total Capitalization Ratio" and the "Fixed Charge Coverage Ratio" in light of the issuance of the Notes;

         o waives the Company's non-compliance with the "Senior Secured Financial Indebtedness to Adjusted EBITDA Ratio" at September 30, 2005; and

         o provides that subsequent to the issuance of the Notes, the Company shall maintain a minimum cash balance of $15,000,000.

         Copies of the Third Amendment and Waiver to the Credit Agreement, previously summarized in the Company's Current Report on Form 8-K filed on November 23, 2005, and the Fourth Amendment are attached to this Current Report on Form 8-K as Exhibits 10.4 and 10.5, respectively. The foregoing summary description of the Fourth Amendment and the transactions

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contemplated therein is not intended to be complete and is qualified in its entirety by the complete text of the Fourth Amendment, which is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The description of the Indenture, the Purchase Agreement, the Registration Rights Agreement and the Fourth Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         On December 23, 2005, the Company expects to complete a private placement offering of $65 million of Notes. The Notes will be convertible into a number of shares of the Company's common stock at a conversion rate of 56.9606 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $17.56 per share, subject to adjustment in certain circumstances.

         A total of $65 million in principal amount of Notes will be sold resulting in gross proceeds of $65 million. After payment of cash selling commission fees in the amount of $3.8 million, the Company will receive net proceeds of approximately $61.2 million.

         The securities will be offered pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D. There will be a total of eight purchasers, all of whom are accredited.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are furnished herewith:



     EXHIBIT NO.        DESCRIPTION
     -----------        -----------
         10.1           Form of Indenture

         10.2           Purchase Agreement

         10.3           Form of Registration Rights Agreement

         10.4           Third Amendment and Waiver

         10.5           Fourth Amendment and Waiver

           99           Press Release, dated December 23, 2005, issued by the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WILLBROS GROUP, INC.



Date:  December 23, 2005                  By:    /s/ Warren L. Williams
                                             -----------------------------------
                                          Warren L.Williams
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer



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                                  EXHIBIT INDEX


     EXHIBIT NO.        DESCRIPTION
     -----------        -----------
         10.1           Form of Indenture

         10.2           Purchase Agreement

         10.3           Form of Registration Rights Agreement

         10.4           Third Amendment and Waiver

         10.5           Fourth Amendment and Waiver

           99           Press Release, dated December 23, 2005, issued by the Company.
